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                       AMERICAN RECREATION CENTERS, INC.

                              1996 DIRECTOR PLAN

                                                           Exhibit 10.5

  This 1996 DIRECTOR PLAN (the "Plan") is hereby established by American Recreation Centers, Inc. (the "Company") and adopted by its Board of Directors as of the 19th day of November, 1996 (the "Effective Date").

                                  ARTICLE 1.

                             PURPOSES OF THE PLAN

       1.1 PURPOSES. The purposes of the Plan are (a) to enhance the Company's ability to attract and retain the services of qualified directors (including only non-employee directors) upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, and (b) to provide additional incentives to such persons to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

                                  ARTICLE 2.

                                  DEFINITIONS

    For purposes of this Plan, the following terms shall have the meanings indicated:

   2.1    ADMINISTRATOR. "Administrator" means the Board.

   2.2 AFFILIATED COMPANY. "Affiliated Company" means any "parent corporation" or "subsidiary corporation" of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

   2.3    BOARD. "Board" means the Board of Directors of the Company.

   2.4 CODE. "Code" means the Internal Revenue Code of 1986, as amended from time to

   2.5 COMMON STOCK. "Common Stock" means the Common Stock, without par value, of the Company, subject to adjustment pursuant to Section 4.2 hereof.

   2.6 DISABILITY. "Disability" means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator's determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

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   2.7    EFFECTIVE DATE. "Effective Date" means the date on which the Plan is adopted by the Board, as set forth on the first page hereof.

   2.8 EXERCISE PRICE. "Exercise Price" means the purchase price per share of Common Stock payable upon exercise of an Option.

   2.9 FAIR MARKET VALUE. "Fair Market Value" on any given date means the value of one share of Common Stock, determined as follows:

        (a) If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day on which a closing sale price is quoted.

        (b) If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

        (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

   2.10 NASD DEALER. "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

   2.11 NONQUALIFIED OPTION. "Nonqualified Option" means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Shareholder or because it exceeds the annual limit provided for in Section
5.6 below, it shall to that extent constitute a Nonqualified Option.

   2.12 NONQUALIFLED OPTION AGREEMENT. "Nonqualified Option Agreement" means an Option Agreement with respect to a Nonqualified Option.

   2.13 OPTION. "Option" means any option to purchase Common Stock granted pursuant

   2.14 OPTION AGREEMENT. "Option Agreement" means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

   2.15   OPTIONEE. "Optionee" means a Participant who holds an Option.

   2.16 PARTICIPANT. "Participant" means an individual or entity who holds an Option under the plan.

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   2.17   10% SHAREHOLDER. "10% Shareholder means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated company.

                                  ARTICLE 3.

                                  ELIGIBILITY

   3.1 NONQUALIFIED OPTIONS. Members of the Board (but only if not employed by the Company or an Affiliated Company), are eligible to receive Nonqualified Options under the Plan.


                                  ARTICLE 4.

                                  PLAN SHARES

   4.1 SHARES SUBJECT TO THE PLAN. A total of 100,000 shares of Common Stock may be issued under the Plan, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. For purposes of this limitation, in the event that (a) all or any portion of any Option granted or offered under the Plan can no longer under any circumstances be exercised, or (b) any shares of Common Stock are reacquired by the Company pursuant to a Nonqualified Option Agreement, the shares of Common Stock allocable to the unexercised portion of such Option, or the shares so reacquired, shall again be available for grant or issuance under the Plan.

   4.2 CHANGES IN CAPITAL STRUCTURE. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend, or other change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Option Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

                                  ARTICLE 5.

                                    OPTIONS

   5.1 OPTION AGREEMENT. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, the Exercise Price per share. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal

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and resale obligations upon any shares of Common Stock acquired pursuant to an
Option Agreement. Each Option Agreement may be different from each other Option Agreement.

   5.2 EXERCISE PRICE. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: the Exercise Price of a Nonqualified Option shall not be less than 100% of Fair Market Value on the date the Nonqualified Option is granted.

   5.3 PAYMENT OF EXERCISE PRICE. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check;
(c) the surrender of shares of Common Stock owned by the Optionee that have been held by the Optionee for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Optionee's promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Optionee; (f) the waiver of compensation due or accrued to the Optionee for services rendered; (g) upon a Change of Control, as defined in Section 10, Optionee may deliver these options to the Company and receive from the Company the difference between the price of the Company's Common Stock in the Change of Control transaction and the purchase price hereof; (h) provided that a public market for the Common Stock exists, a "same day sale" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (I) provided that a public market for the Common Stock exists, a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (j) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

   5.4 TERM AND TERMINATION OF OPTIONS. The term and termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted.

   5.5 VESTING AND EXERCISE OF OPTIONS. Each Option shall vest and be exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives, as shall be determined by the Administrator.

   5.6 NONTRANSFERABILITY OF OPTIONS. No Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee; provided, however, that, in the discretion of the Administrator, any Option may be assigned or transferred in any manner which an "incentive stock option" is permitted to be assigned or transferred under the Code.

   5.7 RIGHTS AS SHAREHOLDER. An Optionee or permitted transferee of an Option shall have no rights or privileges as a shareholder with respect to any shares covered by an Option until such

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Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

                                  ARTICLE 6.

                          ADMINISTRATION OF THE PLAN

   6.1 ADMINISTRATOR. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

   6.2 POWERS OF THE ADMINISTRATOR. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Nonqualified Options shall be granted shall be offered, the number of shares to be represented by each Option and the consideration to be received by the Company upon the exercise thereof; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant's rights under any Option; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement; (g) to accelerate the vesting of any Option; (h) to extend the exercise date of any Option; (I) to provide for rights of first refusal and/or repurchase rights; (j) to amend outstanding Option Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Option or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants.

   6.3 LIMITATION ON LIABILITY. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person's conduct in the performance of duties under the Plan.

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                                  ARTICLE 7.

                       MERGERS AND OTHER REORGANIZATIONS

   7.1 MERGERS AND OTHER REORGANIZATIONS. In the event that the Company at any time proposes to enter into any transaction approved by the Board to sell substantially all of its assets or merge or consolidate with any other entity as a result of which either the Company is not the surviving corporation or the Company is the surviving corporation and the ownership of the voting power of the Company's capital stock changes by more than 50% as a result of such transaction, or in the event of a "Recommended Share Purchase Offer" (as deemed below) (a "Change in Control"), all unexercised Options, if not already exercisable, shall concurrent with and conditioned upon the effective date of the proposed transaction, be accelerated and the Participant shall have the right to exercise such Options in respect to any or all of the shares pursuant thereto at such time. In addition, in the event of a Change in Control. the Plan and all unexercised Options shall terminate upon the effective date of such transaction, unless provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of outstanding Options, or the substitution for such Options of new options of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and such Options, or the new options substituted therefor, shall continue in the manner and under the terms so provided. If such provision is not made in such transaction, then the Administrator shall cause written notice of the proposed transaction to be given to all Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction. For purposes of this Section 7.1, a "Recommended Share of Purchase Offer" shall be a transaction in which an offer is made to purchase outstanding securities of the Company constituting more than 50% of the voting power of the Company's capital stock, which offer is recommended to the Company's security holders by the Company's Board.

                                  ARTICLE 8.

                     AMENDMENT AND TERMINATION OF THE PLAN

   8.1 AMENDMENTS. The Board may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Option Agreement without such Participant's consent. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

   8.2 PLAN TERMINATION. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Options may be granted under the Plan thereafter, but Option Agreements then outstanding shall continue in effect in accordance with their respective terms.

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                                  ARTICLE 9.

                                TAX WITHHOLDING

   9.1 WITHHOLDING. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised under the Plan. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant's tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

                                  ARTICLE 10.

                                 MISCELLANEOUS

   10.1 BENEFITS NOT ALIENABLE. Other than as provided above, benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

   10.2 NO ENLARGEMENT OF EMPLOYEE RIGHTS. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge any Participant at any time.

   10.3 APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements, except as otherwise provided herein, will be used for general corporate purposes.

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                       AMERICAN RECREATION CENTERS, INC.

                 NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT



    This Stock Option Agreement (the "Agreement") is entered into as of _______, 1996, by and between American Recreation Centers, Inc., a California corporation (the "Company") and __________ (the "Optionee") pursuant to the Company's 1996 Director Plan (the "Plan").

   1. GRANT OF OPTION. The Company hereby grants to Optionee an option (the "Option") to purchase all or any portion of a total of ____ shares (the "Shares") of the Common Stock of the Company at a purchase price of $____ per share (the "Exercise Price"), subject to the terms and conditions set forth herein and the provisions of the Plan. This Option constitutes a Nonqualified stock option.

   2. VESTING OF OPTION. The right to exercise this Option shall vest in installments, and this Option shall be exercisable from time to time in whole or in part as to any vested installment. The Optionee's right to exercise this Option shall vest in ____ Shares immediately on the date hereof and, ____ additional shares, on each of the first four anniversaries of the date hereof.

   No additional shares shall vest after the date of termination of Optionee's "Continuous Service" (as defined in Section 3 below), but this Option shall continue to be exercisable in accordance with section 3 hereof with respect to that number of shares that have vested as of the date of termination of Optionee's Continuous Service. Notwithstanding the foregoing, immediately prior to the consummation of a Change in Control (as defined in Section 10 below), the vesting of this Option shall accelerate and become fully exercisable.

   3. TERM OF OPTION. Optionee's right to exercise this Option shall terminate upon the first to occur of the following:

          (a) the expiration of five (5) years from the date of this Agreement;

          (b) the expiration of three (3) months from the date of termination of Optionee's Continuous Service if such termination occurs for any reason other than permanent disability or death; provided, however, that if Optionee dies during such three-month period the provisions of Section 3(d) below shall apply;

          (c) the expiration of one (1) year from the date of termination of Optionee's Continuous Service if such termination is due to permanent disability of the Optionee (as defined in Section 22(e)(3) of the Code);

          (d) the expiration of one (1) year from the date of termination of Optionee's Continuous Service if such termination is due to Optionee's death or if death occurs during either the three-month or one-month period following termination of Optionee's Continuous Service pursuant to Section 3(b) or 3(C) above, as the case may be; or

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          (e)   a Change in Control of the Company if such options are
terminated pursuant to Section 10.

    As used herein, the term "Continuous Service" means service as a member of the Board of Directors of the Company.

   4. EXERCISE OF OPTION. On or after the vesting of any portion of this Option in accordance with Section 2 above, and until termination of this Option in accordance with Section 3 above, the portion of this Option which has vested may be exercised in whole or in part by the Optionee (or, after Optionee's death, by the successor designated in Section 5 below) upon delivery of the following to the Company at its principal executive offices:

          (a) a written notice of exercise which identifies this Agreement and states the number of Shares then being purchased (but no fractional Shares may be purchased);

          (b) the purchase price may be paid by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Optionee that have been held by the Optionee for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Optionee's promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Optionee; (f) the waiver of compensation due or accrued to the Optionee for services rendered; (g) upon a Change of Control, as defined in Section 10, Optionee may deliver these options to the Company and receive from the Company the difference between the price of the Company's Common Stock in the Change of Control transaction and the purchase price hereof; (h) provided that a public market for the Common Stock exists, a "same day sale" commitment from the Optionee and NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (I) provided that a public market for the Common Stock exists, a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (j) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law; and

          (c) a check or cash in the amount reasonably requested by the Company to satisfy the Company's withholding obligations under federal, state or other applicable tax laws with respect to the taxable income, if any, recognized by the Optionee in connection with the exercise of this Option (unless the Company and Optionee shall have made other arrangements for deductions or withholding from Optionee's wages, bonus or other compensation payable to Optionee, or by the withholding of Shares issuable upon exercise of this Option or the delivery of Shares owned by the Optionee in accordance with Section 9 of the Plan, provided such arrangements satisfy the requirements of applicable tax laws).

   5. DEATH OF OPTIONEE: No Assignment. The rights of the Optionee under this Agreement may not be assigned or transferred except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Any

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attempt to sell, pledge, assign, hypothecate, transfer or dispose of this Option in contravention of this Agreement or the Plan shall be void and shall have no effect. If the Optionee's Continuous Service terminates as a result of Optionee's death, and provided Optionee's rights hereunder shall have vested pursuant to Section 2 hereof, Optionee's legal representative, Optionee's legatee, or the person who acquired the right to exercise this Option by reason of the death of the Optionee (individually, a "Successor") shall succeed to the Optionee's rights and obligations under this Agreement. After the death of the Optionee, only a Successor may exercise this Option.

   6.     REPRESENTATIONS AND WARRANTIES OF OPTIONEE.

          (a) Optionee represents and warrants that this Option is being acquired by Optionee for Optionee's personal account, for investment purposes only, and not with a view to the distribution, resale or other disposition thereof.

          (b) Optionee acknowledges that the Company may issue Shares upon the exercise of the Option without registering such Shares under the Securities Act of 1933, as amended (the "Act"), on the basis of certain exemptions from such registration requirement. Accordingly, Optionee agrees that Optionee's exercise of the Option may be expressly conditioned upon Optionee's delivery to the Company of an investment certificate including such representations and undertakings as the Company may reasonably require in order to assure the availability of such exemptions, including a representation that Optionee is acquiring the Shares for investment and not with a present intention of selling or otherwise disposing thereof and an agreement by Optionee that the certificates evidencing the Shares may bear a legend indicating such non-registration under the Act and the resulting restrictions on transfer. Optionee acknowledges that, because Shares received upon exercise of an Option may be unregistered, Optionee may be required to hold the Shares indefinitely unless they are subsequently registered for resale under the Act or an exemption from such registration is available.

   7. RESTRICTIVE LEGENDS. Optionee hereby acknowledges that federal securities laws and the securities laws of the state in which Optionee resides may require the placement of certain restrictive legends upon the Shares issued upon exercise of this Option, and Optionee hereby consents to the placing of any such legends upon certificates evidencing the Shares as the Company, or its counsel, may deem necessary or advisable.

   8. LIMITATION OF COMPANY'S LIABILITY FOR NONISSUANCE. The Company agrees to use its reasonable best efforts to obtain from any applicable regulatory agency such authority or approval as may be required in order to issue and sell the Shares to the Optionee pursuant to this Option. Inability of the Company to obtain, from any such regulatory agency, authority or approval deemed by the Company's counsel to be necessary for the lawful issuance and sale of the Shares hereunder and under the Plan shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority or approval shall not have been obtained.

   9. ADJUSTMENTS UPON CHANGES IN CAPITAL STRUCTURE. In the event that the outstanding Shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend or other change in the capital structure of the Company, then appropriate adjustment shall be made by the Administrator to the number of Shares subject to the unexercised portion of this Option and to the

Exercise Price per share, in order to preserve, as nearly as practical, but not to increase, the benefits of the Optionee under this Option in accordance with the provisions of Section 4.2 of the Plan.

   10. MERGERS AND OTHER REORGANIZATIONS. In the event that the Company at any time proposes to enter into any transaction approved by the Board to sell substantially all of its assets or merge or consolidate with any other entity as a result of which either the Company is not the surviving corporation or the Company is the surviving corporation and the ownership of the voting power of the Company's capital stock changes by more than 50% as a result of such transaction, or in the event of a "Recommended Share Purchase Offer" (as defined below) (a "Change in Control"), this Option, if not already exercisable, shall concurrent with and conditioned upon the effective date of the proposed transaction, be accelerated according to Section 2 hereof and the Optionee shall have the right to exercise the Option in respect to any or all of the vested Shares at such time. In addition, in the event of a Change in Control, this Option shall terminate upon the effective date of such transaction unless provision is made in writing in connection with such transaction for the continuance or assumption of this Option or the substitution for this Option of a new option of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and the Exercise Price, in which event this Option or the new option substituted therefor shall continue in the manner and under the terms so provided. If such provision is not made in such transaction, then the Administrator shall cause written notice of the proposed transaction to be given to Optionee not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction. For purposes of this Section 10, a "Recommended Share Purchase Offer" shall be a transaction in which an offer is made to purchase outstanding securities of the Company constituting more than 50% of the voting power of the Company's capital stock, which offer is recommended to the Company's security holders by the Company's Board.

   11. NO EMPLOYMENT CONTRACT CREATED. Neither the granting of this Option nor the exercise hereof shall be construed as granting to the Optionee any right with respect to continuance of employment by the Company or any of its subsidiaries. The right of the Company or any of its subsidiaries to terminate at will the Optionee's employment at any time (whether by dismissal, discharge or otherwise), with or without cause, is specifically reserved, subject to any other written employment agreement to which the Company and Optionee may be a party.

   12. RIGHTS AS SHAREHOLDER. The Optionee (or transferee of this option by will or by the laws of descent and distribution) shall have no rights as a shareholder with respect to any Shares covered by this Option until the date of the issuance of a stock certificate or certificates to him or her for such Shares, notwithstanding the exercise of this Option.

   13. INTERPRETATION. This Option is granted pursuant to the terms of the Plan, and shall in all respects be interpreted in accordance therewith. The Administrator shall interpret and construe this Option and the Plan, and any action, decision, interpretation or determination made in good faith by the Administrator shall be final and binding on the Company and the Optionee. As used in this Agreement, the term "Administrator" shall refer to the committee of the Board of Directors of the Company appointed to administer the Plan, and if no such committee has been appointed, the term Administrator shall mean the Board of Directors.

   14. NOTICES. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed given when delivered personally or three (3) days after being deposited in the United States mail, as certified or registered mail, with postage prepaid,

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and addressed, if to the Company, at its principal place of business, Attention:
the Chief Financial Officer, and if to the Optionee, at Optionee's most recent address as shown in the employment or stock records of the Company.

   15. ANNUAL AND OTHER PERIODIC REPORTS. During the term of this Agreement, the Company will furnish to the Optionee copies of all annual and other periodic financial and informational reports that the Company distributes generally to its shareholders.

   16. GOVERNING LAW. The validity, construction, interpretation, and effect of this Option shall be governed by and determined in accordance with the laws of the State of California.

   17. SEVERABILITY. Should any provision or portion of this Agreement be held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding.

   18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be deemed one instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



"AMERICAN RECREATION CENTERS, INC."   "OPTIONEE"

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